Weave Announces Acquisition by Francisco Partners
Transaction Accelerates Investment in Weave’s AI-Powered Platform for Healthcare Practices
Weave Stockholders to Receive $7.40 Per Share in Cash, Representing a 34% Premium
LEHI, Utah and SAN FRANCISCO, California -- August 18, 2026 -- Weave Communications, Inc. (“Weave”) (NYSE: WEAV), a leading AI-powered patient engagement and payments platform purpose-built for healthcare practices, and Francisco Partners (“FP”), a leading global investment firm that specializes in partnering with technology companies and technology-enabled businesses, today announced that FP has entered into a definitive agreement to acquire Weave, at an aggregate equity valuation of approximately $650 Million.
Under the terms of the agreement, Weave stockholders will receive $7.40 per share in cash, representing a premium of approximately 34% to Weave’s unaffected closing stock price on August 17, 2026, the last full trading day prior to the transaction announcement. Upon completion of the transaction, Weave will cease to trade on the NYSE and become a private company.
Founded in 2008, Weave is a leading all-in-one customer experience and payments software platform for small and medium-sized healthcare businesses. Weave’s software solutions transform how healthcare practices attract, communicate with, and engage patients and clients to grow their business. Following the completion of the transaction Weave will continue to operate under the Weave name and maintain its headquarters in Lehi, Utah.
“Since our founding in 2008, we have built Weave for a customer most software companies overlook — the independent practices that care for patients in communities across the country. More than 40,000 locations rely on us today,” said Brett White, Chief Executive Officer of Weave. “Together with Francisco Partners, we will be able to enhance our ability to invest in our AI platform, deepen our payments and revenue cycle management capabilities, and further our vision of a better healthcare experience at every practice. Today’s announcement represents a compelling outcome for our stockholders, and we look forward to partnering with Francisco Partners, who have an extensive track record in successfully scaling companies at the intersection of vertical software and healthcare, in the next phase of Weave’s journey.”
Stuart C. Harvey Jr., Chair of the Weave Board of Directors added, “The Weave Board conducted a thorough evaluation of strategic alternatives and spoke with a number of strategic and financial parties. The transaction with Francisco Partners delivers a substantial premium and compelling, certain cash value to our stockholders. The Board unanimously determined that this transaction represents the best path forward for Weave and recommends that stockholders vote in favor of the transaction. On behalf of the entire Board, I want to thank Brett and the Weave team for building a business that has achieved this outcome and is positioned for continued growth.”
“Weave is ideally positioned to capitalize on the healthcare industry’s large and growing demand for AI to help optimize their practices and services,” said Ezra Perlman, Co-President at Francisco Partners. “Its vertical platform sits at the center of how tens of thousands of practices communicate with their patients and collect revenue, a position that is difficult to build and harder still to replicate.” Nick Nelson, Principal at Francisco Partners, added, “Weave has built a differentiated platform, and we see significant opportunity to build on that position through continued product innovation and by expanding the value Weave delivers to its customers. We are excited to partner with the entire team for the next chapter of Weave’s growth.”
Transaction Details, Approvals and Timing
The transaction, which was unanimously approved by the Weave Board of Directors, is anticipated to close in the fourth quarter of 2026, subject to customary closing conditions, including approval by Weave stockholders and the receipt of required regulatory approvals.
As of the date of the Agreement, no executive officer has entered into any agreement with Francisco Partners to roll over equity, invest alongside the buyer, or acquire an equity interest in the surviving company.
Advisors
Jefferies LLC is serving as exclusive financial advisor to Weave and Orrick, Herrington & Sutcliffe LLP is serving as its legal counsel. Kirkland & Ellis LLP is serving as legal counsel to Francisco Partners.
About Weave
Weave is a leading vertical SaaS company delivering an AI-powered patient engagement and payments platform purpose-built for modern healthcare practices. More than software, Weave is an always-on teammate—handling patient interactions across voice and text and operating at the center of the patient journey. Through agentic AI workflows and authorized integrations with practice management systems, Weave ensures critical tasks like scheduling, insurance verification, and payments happen seamlessly, so nothing falls between the cracks. By embedding AI directly into daily operations, Weave reduces administrative workload, frees up staff to focus on human-centered care, and delivers real-time insights that help practices run smarter and grow with confidence. Serving over 40,000 customer locations, Weave was named a 2026 Best Software Awards winner for healthcare software products by G2. To learn more, visit getweave.com/newsroom.
About Francisco Partners
Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 25 years ago, Francisco Partners has invested in over 500 technology companies, making it one of the most active and longstanding investors in the technology industry. With over $75 billion in capital raised to date, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit www.franciscopartners.com.
Media Contacts
Weave: Chelsea Kilpack, Internal Communications & PR Manager — pr@getweave.com
Investor Relations: IR@getweave.com
Francisco Partners: Prosek Partners, pro-FP@prosek.com

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Weave Communications, Inc. (“Weave”) by affiliates of Francisco Partners (the “Merger”), the expected timetable for completing the Merger, the expected benefits of the Merger, and other statements regarding Weave’s future expectations, beliefs, plans, objectives, financial condition, assumptions, or future events or performance that are not historical facts. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” or the negative of these terms or other similar expressions.
These forward-looking statements are based on management’s current beliefs and on assumptions made by, and information currently available to, Weave, all of which are subject to change, and are not guarantees of future performance. Actual results may differ materially due to known and unknown risks and uncertainties, including: the risk that the Merger may not be completed in a timely manner or at all; the failure to obtain the required vote of Weave’s stockholders; the failure to satisfy or waive any of the conditions to closing, including receipt of required regulatory approvals, or the receipt of such approvals subject to conditions that are not anticipated; the occurrence of any event, change, or circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring a party to pay a termination fee; the effect of the announcement or pendency of the Merger on Weave’s business relationships, operating results, and business generally; risks that the Merger disrupts Weave’s current plans and operations; restrictions imposed on Weave’s business during the pendency of the Merger, including restrictions that may impact Weave’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s attention from ongoing business operations; unexpected costs, charges, or expenses resulting from the Merger; potential litigation relating to the Merger; the risk that the Merger and its announcement could have an adverse effect on Weave’s ability to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers, and customers; the risk that any announcements relating to the Merger could have an adverse effect on the market price of Weave’s common stock; and the risks described under the heading “Risk Factors” in Weave’s Annual Report on Form 10-K for the year ended December 31, 2025 and in Weave’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), available on the SEC Filings section of the Investor Relations page of Weave’s website at investors.getweave.com.
No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Forward-looking statements speak only as of the date of this communication, and Weave undertakes no obligation to update or supplement any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.
Additional Information and Where to Find It
This communication is being made in respect of the proposed merger involving Weave Communications, Inc. and affiliates of Francisco Partners. In connection with the proposed merger, Weave will file with the SEC relevant materials, including a proxy statement (the “Proxy Statement”) relating to a special meeting of Weave’s stockholders to be held in connection with the proposed merger, the definitive version of which will be sent or provided to Weave’s stockholders. Weave may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the Proxy Statement or any other document which Weave may file with the SEC or send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, PARTIES TO THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents that are or will be filed with the SEC through the website maintained by the SEC at www.sec.gov, Weave’s investor relations website at investors.getweave.com or by contacting Weave’s Investor Relations department by email at ir@getweave.com or by telephone at (801) 656-8231.
Participants in the Solicitation
Weave and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders. Information regarding Weave’s directors and executive officers is available in Weave’s definitive proxy statement filed with the SEC on April 28, 2026, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One: Election of Directors,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of Weave’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of Weave’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed merger and other relevant materials to be filed or furnished with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.